UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 8, 2005 (April 5, 2005)

Charlotte Russe Holding, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-27677	33-0724325
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4645 Morena Boulevard, San Diego, California	92117
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(858) 587-1500

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On April 8, 2005, the Company issued a news release announcing two separate changes to the composition of its board of directors. This news release is attached hereto as exhibit 99.1 to this Current Report on Form 8-K.

(b)	On April 8, 2005, the Company announced that David J. Oddi submitted his resignation as a director of the Company, effective April 5, 2005.

(d)	On April 8, 2005, the Company announced that Mark J. Rivers has been appointed to the Company’s board of directors, effective April 6, 2005.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

The exhibit below is being furnished with the Form 8-K.

Exhibit number	Description
99.1	Press Release dated April 8, 2005, announcing Charlotte Russe Changes to its Board of Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARLOTTE RUSSE HOLDING, INC.

Dated: April 8, 2005	By:	/s/ DANIEL T. CARTER
Daniel T. Carter
Executive Vice President and
Chief Financial Officer